SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X ]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11 or sec. 240.14a-12
Electronic Systems Technology, Inc. (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee	(Check the appropriate box):
[X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
Title of each class of securities to which transaction applies:
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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form Schedule or Registration Statement No.:
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(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 1, 2001

To The Stockholders of Electronic Systems Technology, Inc.:

The Annual Meeting of Stockholders of Electronic Systems Technology, Inc. (EST), a Washington Corporation, will be held at Westcoast Hotel at Columbia Center, Kennewick, Washington on Friday, June 1, 2001 at 3:00 p.m. Pacific time for the following purposes:

1. To elect a member of the Board of Directors

2. To ratify the selection of the independent auditors of the Corporation

3. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

Stockholders of record at the close of business on April 16, 2001 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ T.L. KIRCHNER

__________________________

T.L. Kirchner, President

April 30, 2001 / Approximate Date of mailing to Stockholders

IMPORTANT:  Whether or not you plan to attend the meeting, please execute and return the enclosed proxy.  A return envelope is enclosed for your convenience.  Prompt return of the proxy will assure a quorum and save the Company unnecessary expense.  At least ten (10) days before the meeting of stockholders, a complete record of the stockholders of the Company entitled to vote at such meeting, or any adjournment thereof, will be on file at the place of business of the Company at 415 N. Quay St., Suite 4, Kennewick, Washington 99336, and shall be produced and kept open at the time and place of the meeting.  During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

415 N. Quay Street

Kennewick, Washington 99336

(509) 735-9092

PROXY STATEMENT

Relating to

ANNUAL MEETING OF SHAREHOLDERS

to be held on June 1, 2001

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Electronic Systems Technology, Inc. a Washington corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, June 1, 2001 and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting.  This Proxy Statement is first being mailed to shareholders on or about April 30, 2001.  The Annual Report of the Company for the year ending December 31, 2000 was mailed to stockholders prior to the mailing of this Proxy Statement. Such Annual Report does not form any part of the material for solicitation of proxies.

PURPOSES OF ANNUAL MEETING

Election of Director

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action on the election of one director to the Corporation's Board of Directors to serve for a three year term.  See "Election of Director."

Ratification of Auditors

At the Annual Meeting, shareholders will be asked to ratify the selection of Robert Moe & Associates, P.S. as independent auditors of the Corporation for the fiscal year ending December 31, 2001.  See "Approval of Auditors."

Other Business

To transact other matters as may properly come before the annual meeting or any adjournment or adjournments thereof.

VOTING AT ANNUAL MEETING

General

The close of business on the Record Date of April 16, 2001 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 5,093,667 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such shares will be voted: (1) FOR election of John Schooley to the Corporation's Board of Directors, (2) FOR the ratification of the selection of independent auditors; (3) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting.  A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

1. ELECTION OF DIRECTOR

It is intended that the proxies solicited hereby will be voted for election of the nominee for director listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why its nominee will be unable to accept election. However, if the nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. The terms of directors of Class II expire with the 2001 Annual Meeting, Annual Meeting, terms of directors of Class III expire with the 2002 Annual Meeting, and the terms of directors of Class I expire with the 2003.

Nominee

The nominee for Class II director whose term, if elected, will expire in 2004 and certain additional information with respect to the nominee is as follows:

Nominee Name, Position with the Company, Principal Occupation(s), Other Directorships, Age, and Ownership:

CLASS II - Three Year Term Expiring June 2001

John L. Schooley: Mr. Schooley is a Director of the Company. During the past five years, Mr. Schooley has been the owner and President of Remtron, Inc. in San Diego, California. Remtron, Inc. is a manufacturer of advanced radio control and telemetry systems for the industrial market. Mr. Schooley does not serve as director of any other company registered under the Securities Act.
Age:	61
Shares Beneficially Owned:	85,000
Percent of Class:	1.7
A Director Since:	1993

* Shares beneficially owned do not include 50,000 shares subject to options granted 2-11-00 and 2-09-01.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEE TO THE BOARD OF DIRECTORS OF THE COMPANY

2. RATIFICATION OF AUDITORS

Robert Moe & Associates, P.S., independent public accountants, have again been selected by the Board of Directors as the independent auditors for the Corporation for the fiscal year ending December 31, 2001, subject to approval by the shareholders. Robert Moe & Associates, P. S. has served as the independent auditor for the Corporation since the fiscal year ended December 31, 1984. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. Robert Moe & Associates, P.S., will not be represented at the annual meeting, but questions from shareholders will be presented to the auditors for response.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 2

3. OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE:

CLASS I - Three Year Term Expiring June 2003

Melvin H. Brown: Mr. Brown is a Director of the Company. During the last five years Mr. Brown has been the owner and president of Manufacturing Services, Inc. Manufacturing Services provides services in packaging design, printed circuit board layout, prototyping, production runs, verification of documentation testing, burn-in, quality control, and repetitive volume production. Manufacturing Services provides electronic manufacturing and quality control testing services for Electronic Systems Technology. EST purchased $96,853 of these services from Manufacturing Services during 2000. (See Related Party Transactions below.) Mr. Brown does not serve as a director for any other company registered under the Securities Exchange Act.
Age:	70
Shares Beneficially Owned*	76,500
Percent of Class:	1.5
A Director Since:	1985

* Shares beneficially owned do not include 75,000 shares subject to options granted 2-12-99, 2-11-00 and 2-9-01.

Jon Correio: Mr. Correio is a Director of the Company. Mr. Correio has been employed by the Company since 1992, serving as the Company's Manager of Finance & Administration since 1995, and was appointed the position of the Company's Secretary/Treasurer, effective February 9, 2001. Mr. Correio received a degree in Business Administration/Accounting from Washington State University in 1990. The Board of Directors appointed Mr. Correio to fill the Director position left vacant by the untimely death of Arthur Leighton in January 2001. Mr. Correio does not serve as director of any other company registered under the Securities Exchange Act.

Age:	33
Shares Beneficially Owned*	0
Percent of Class:	0
A Director Since:	2001

* Shares beneficially owned do not include 75,000 shares subject to options granted 2-12-99, 2-11-00 and 2-9-01.

Robert Southworth: Mr. Southworth is a Director of the Corporation. In his primary occupation he is a Senior Patent Attorney with the United States Department of Energy in Richland, Washington, and is responsible, among other duties, for preparing and prosecuting domestic and foreign patent applications in such fields as nuclear reactors, fuel reprocessing, waste management and energy fields of solar, wind, and fossil fuels. Mr. Southworth received a degree in Chemical and Petroleum Refining Engineering from the Colorado School of Mines in 1968, a Masters of Business Administration from the University of Colorado in 1973, and a Law Degree from the University of Denver in 1976. Mr. Southworth has not been engaged in any legal matters concerning the Company. Mr. Southworth does not serve as a director for any other company registered under the Securities Act. (Mr. Southworth resigned as the Company's Secretary/Treasurer on February 9, 2001, and was replaced by Mr. Jon Correio, the Company's Manager of Finance & Administration. Mr. Southworth retained his position as a Director of the Company. The Company's Form 8K dated February 9, 2001 as filed with the Securities and Exchange Commission is included herein by reference.)

Age:	57
Shares Beneficially Owned*	0
Percent of Class:	0
A Director Since:	1985

* Shares beneficially owned do not include 75,000 shares subject to options granted 2-12-99, 2-11-00 and 2-9-01.

CLASS III - Three Year Term Expiring June 2002

T.L. Kirchner: Mr. Kirchner is founder, President and a Director of the Company. During the last five years Mr. Kirchner devoted 100% of his time to the Management of the Company. His primary duties were, and are, to oversee the Management and Marketing functions of the Company. Mr. Kirchner does not serve as a director for any other company registered under the Securities Exchange Act.
Age:	52
Shares Beneficially Owned*	403,488
Percent of Class:	8.1
A Director Since:	1985

* Shares beneficially owned do not include 75,000 shares subject to options granted 2-12-99, 2-11-00 and 2-9-01.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 16, 2001, the amount and percentage of the Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by each person who, to the best knowledge of the Company, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.
Title of Class	Name & Address Of Beneficial Owner (1)	Amount & Nature Of Beneficial Ownership	Percent of Class
Common	T.L. Kirchner 415 N. Quay St. Kennewick WA 99336	403,488 (2)(3)	8.1%
Common	EDCO Partners LLLP 4605 Denice Drive Englewood CO 80111	304,715	6.0%

(1) Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to

"Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities. The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Company.  The persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) The beneficial owner listed above has stock options giving the right to acquire 75,000 shares of Electronic Systems Technology, Inc. Common Stock: Options for 25,000 shares were granted February 12, 1999, February 11, 2000, and February 9, 2001. Forms 8-K, dated February 12, 1999, February 11, 2000 and February 9, 2001 respectively, are incorporated herein by reference.

(3) Does not include options granted. See footnote (2) above.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 16, 2001, amount and percentage of the Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by Management, including officers and directors of the Company.
Title of Class	Name Of Beneficial Owner	Amount & Nature Of Beneficial Ownership*	Percent of Class
Common	T.L. Kirchner (Officer&Director)	403,488(1)	8.1%
Common	John Schooley (Director)	85,000(1)	1.7%
Common	Melvin H. Brown (Director)	76,500(1)	1.5%
Common	Jon Correio (Officer & Director)	0(1)	0%
Common	Robert Southworth (Director)	0(1)	0%

(1) Does not include stock options. See below.

* Shares beneficially owned do not include shares subject to options granted 2-12-99, 2-11-00 and 2-9-01.

REMUNERATION OF EXECUTIVE OFFICERS

(a) Named Executive Officers

The Corporation's named executive officers are: T.L. Kirchner, President and CEO

The Registrant's four most highly compensated executive officers other than the CEO who served as executive officers as of December 31, 2000 are: None

(b) Summary Compensation Table

The Company's named compensated executive officer is T.L. Kirchner, President and CEO. The Company had no other compensated executive officers as of December 31, 2000.

The information specified concerning the compensation of the named executive officers for each of the Registrant's last three completed fiscal years is provided in the following Summary Compensation Table:
SUMMARY COMPENSATION TABLE
					Long Term Compensation
Annual Compensation					Awards	Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)	Securities Options Underlying SARs (#)	LTIP Payouts ($)	All Other Compensation ($)(3)(4)
T. L. Kirchner	2000	90,000	0	3,545	0	25,000	0	7,401
President &	1999	87,430	4,087	1,881	0	25,000	0	5,845
CEO	1998	74,580	5,080	734	0	25,000	0	5,846

(1) Includes amounts paid under the Non-qualified Employee Profit Sharing Bonus

(2) Other Annual Compensation includes Accrued Vacation Pay

(3) All Other Compensation consists of premiums paid for Group Health Insurance and Key Man Insurance

(4)    Amounts do not reflect proceeds of $0.01 per share cash distribution received during 1997,1998, and 1999 totaling $4,035 for each year listed, respectively. Receipt of cash              distribution was based solely on capacity as a shareholder.

  The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2000 is provided in the following Option/SAR Grants in the Last Fiscal Year Table:

OPTION/SAR GRANTS IN LAST FISCAL YEAR
Individual Grants (5)
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted # (5)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or base price ($/Share)	Expiration Date
T.L. Kirchner	25,000	11.4%	2.81	2/10/03
  This table does not include Stock Options granted previously.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2000 is provided in the following Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values Table:
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Excercisable/ Unexercisable	Value of Unexercised In-the-money Options/SARs At FY-End ($) Excercisable/ Unexercisable
T.L. Kirchner	0	0	75,000	0

The Company does not currently have a Long-Term Incentive Plan ("LTIP").

Compensation to outside directors is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors duties associated with the Company's business. There is currently no other compensation arrangements for the Company's directors.

The Company currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2000 the Board of Directors held two meetings on February 25, 2000, and June 1, 2000. All directors attended the meetings either physically or via teleconference.

Arthur Leighton, a Company Director, died on January 15, 2001. Mr. Leighton's position on the Board of Directors was filled by Board of Director action, by Jon Correio, the Company's Manager of Finance & Administration on February 9, 2001.

John Rector, a Company Director, resigned his position from the Board of Directors due to health reasons on February 9, 2001.

COMMITTEES

There is no Compensation or Nominating Committees. However, the Board has established a Stock Option Committee, and an Audit Committee. The sole purpose of the Stock Option Committee is to research and make recommendations to the Board of Directors regarding issuance of Stock Options pursuant to the Company's Stock Option Plan. The Board established the Audit Committee on February 9, 2001, consisting of the following members: Melvin H. Brown, Chairman, Robert Southworth, Member, and John Schooley, Member. The Audit Committee's purpose is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining to the accounting policies and reporting practices of Electronic Systems Technology, pursuant to the Committee's charter, attached to this proxy statement as Appendix 1. Mr. Brown is considered to be a non-independent member of the Audit Committee, however his serving as the Chairman of the Committee was deemed by the Board to be in the best interest of the Company due to Mr. Brown's experience and familiarity with the Company. The Audit Committee's report for the Financial Statements for the year ended December 31, 2000 is attached to this proxy statement as Appendix 2.

RELATED PARTY TRANSACTIONS

During the year ended December 31, 2000, the Company contracted for services from Manufacturing Services, Inc. in the amount of $96,853. Manufacturing Services, Inc. is owned and operated by Melvin H. Brown, who is a Director of Electronic Systems Technology, Inc. Management believes all prices for services, provided by Manufacturing Services, Inc., were as favorable as could be obtained from comparable manufacturing services companies.

COMPENSATION OF DIRECTORS

Director compensation is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors duties associated with the Corporation's business.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for June 7, 2002. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 15, 2002. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions are available upon written request to Jon Correio, Secretary, Electronic Systems Technology, Inc., 415 North Quay Street, Suite 4, Kennewick, Washington 99336.

FORM 10-KSB

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Corporation. The Form 10-KSB is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov.

By Order of the Board of Directors

/s/ T.L. KIRCHNER

_____________________________________

T.L. Kirchner

President

/s/ APRIL 30, 2001

______________________

April 30, 2001

APPENDIX 1 – AUDIT COMMITTEE CHARTER

ELECTRONIC SYSTEMS TECHNOLOGY INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of Electronic Systems Technology, Inc. has established an audit committee with authority, responsibility and specific duties as described below.

Composition:

The committee shall be comprised of not less than three directors, two of which who are independent of both management and operating executives. A third, non-independent director, may serve on the committee, if the Board of Directors deems the non-independent director's experience and expertise serves the best interest of the committee. One of the members shall be appointed committee chairperson by the chairperson of the Board of Directors. Such appointment will be for a one-year term and will be ratified by the full board.

Authority:

The audit committee may be requested by the Board of Directors to investigate any activity of the company. All employees are directed to cooperate as requested by members of the committee. The committee is empowered to retain persons having special competence as necessary to assist the committee in fulfilling responsibility.

Responsibility:

The audit committee is to serve as a focal point for communication between non-committee directors, the independent accountants, internal accounting department and Electronic Systems Technology's management, as their duties relate to financial accounting, reporting and controls. The audit committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining accounting policies and reporting practices of Electronic Systems Technology and the sufficiency of auditing relative thereto. It is to be the Board of Directors' principal agent in ensuring the independence of the corporation's independent accountants, the integrity of management and adequacy of disclosures to stockholders. However, opportunity for the independent accountants to meet with the entire board of directors, as needed shall not to be restricted.

Meetings:

The audit committee is to meet at least two times per year, and as many times as is deemed necessary by the committee.

Attendance:

Members of the audit committee should be present at all meetings, in person, or via alternative electronic methods, as the Board of Directors has approved. As needed, the committee chairperson may request that members of management, the manager of finance and administration and representative of the independent accountants be present at meetings of the committee.

Minutes:

Minutes of each meeting are to be prepared and sent to committee members and presented to Electronic Systems Technology's directors who are not members of the committee. Copies are to be provided to the manager of finance and administration.

Specific Duties:

The audit committee is to:

    Inform the independent accountants and management that the independent accountants and the committee may communicate with each other at all times; and the committee chairperson may call a meeting whenever deemed necessary.
    Review with Electronic Systems Technology's management, independent accountants and manager of finance and administration, the company's policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.
    Have familiarity through the individual efforts of its members, with the accounting and reporting principles and practices applied by Electronic Systems Technology in preparing its financial statements. Further, the committee is to make or cause to be made, all necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance, and deviations therefrom.
    Review the adequacy and scope of annual internal audit plans with the manager of finance and administration.
    Review, prior to the annual audit, the scope and general extent of the independent accountant's audit examinations including their engagement letter. The auditor's fees are to be arranged with management and annually summarized for committee review. The committee's review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including
    Industry and business risk characteristics of the company
    External reporting requirements
    Materiality of Electronic Systems Technology's activities
    Quality of internal accounting controls
    Extent of involvement of the internal accounting department in the audit examination
    Other areas to be covered during the audit engagement.
    Review with management the extent of non-audit services planned to be provided by the independent accountants, in relation to the objectivity needed in the audit.
    Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public. This review is to encompass
    Electronic Systems Technology's financial statements and disclosures required by generally accepted accounting principles,
    Significant transactions not a normal part of the company's operations,
    Changes if any, during the year in the company’s accounting principles or their application,
    Significant adjustment proposed by the independent accountant.
    Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information. Also, to elicit the comments of management regarding the responsiveness of the independent accountants to Electronic Systems Technology’s needs. To inquire of the independent accountants, whether there have been any disagreements with management, which if not satisfactorily resolved would have caused them, issue a non-standard report on the company's financial statements.
    Discuss with the independent accountants the quality of the company's financial and accounting personnel, and any relevant recommendations, which the independent accountants may have regarding "material weaknesses" or reportable conditions. Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles and management reporting systems. Review written responses of management to the letter of comments and recommendations from the independent accountants.
    Discuss with Electronic Systems Technology management the scope and quality of internal accounting and financial reporting controls in effect.
    Apprise the Board of Directors through minutes and special presentations as necessary, of significant developments in the course of performing the above duties.
    Recommend to the Board of Directors any appropriate extensions or changes in the duties of the committee.
    Recommend to the Board of Directors the retention or replacement of the independent accountants.

APPENDIX 2 – AUDIT COMMITTEE REPORT

Report of the Audit Committee

February 9, 2001

Board of Directors

Electronic Systems Technology, Inc.

The Audit Committee has conducted oversight activities for Electronic Systems Technology, Inc. in accordance with the duties and responsibilities outlined in the Audit Committee charter.

The Audit Committee, with the assistance of the Company’s accounting department and Management, has fulfilled is objectives and responsibilities as specified by the Audit Committee charter, and has provided adequate and appropriate independent oversight and monitoring of Electronic Systems Technology’s systems of internal control for the year ended December 31, 2000.

These activities included, but were not limited to, the following accomplishments for the year ended December 31, 2000:

Reviewed and discussed the audited financial statements for the year ended December 31, 2000 with Management

Discussed with Robert Moe & Associates, P.S. matters requiring discussion by Statement of Auditing Standards (SAS) No. 61.

Discussed with, and received written disclosures and a letter from Robert Moe & Associates, P.S. relating to their independence, as required by Independence Standards Board Standard No. 1.

Based on the above, the Audit Committee recommends the audited financial statements for the year ended December 31, 2000 be included in Electronic Systems Technology’s Annual Report on Form 10KSB to be filed with the Securities and Exchange Commission.

Respectfully submitted,

Electronic Systems Technology, Inc Audit Committee

Melvin H. Brown, Chairman

John L. Schooley

Robert Southworth

(FORM OF PROXY CARD)

(FRONT OF PROXY CARD)

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

(509) 735-9092 - 415 N. QUAY STREET, Suite 4 - KENNEWICK, WASHINGTON 99336

(PROXY GRAPHIC)

The undersigned hereby revokes all previous proxies for his stock and appoints T.L. Kirchner, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Electronic Systems Technology, Inc. which the undersigned is entitled to vote at the Annual Meeting of the shareholders to be held at Cavanaugh's Motor Inn at Columbia Center, Kennewick, Washington on June 1, 2001 at 3:00 p.m. Pacific time, including any adjournments thereof.

2. To ratify Robert Moe & Associates, P.S. as independent auditors of the Corporation for the fiscal year ending December 31, 2001.
1.Election of Director			For	Against	Abstain
John L. Schooley			3. In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting.
For	Against	Abstain	For	Against	Abstain

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.			(To be signed on the other side.)

(BACK OF PROXY CARD)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly
Date:

Please return this proxy in the envelope provided.
I will or will not attend the meeting.
(over)